UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 10, 2004
(Date of earliest event reported)

USF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19791 (Commission File No.)	36-3790696 (IRS Employer Identification Number)

8550 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois (Address of principal executive offices)		60631 (Zip Code)

(773) 824-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

The form of Nonstatutory Stock Option Agreement and Restricted Stock Grant Agreement have been attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, which are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.	Description

10.1	Form of Nonstatutory Stock Option Agreement

10.2	Form of Restricted Stock Grant Agreement

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

USF CORPORATION
By:	/s/ Richard C. Pagano
Richard C. Pagano
Senior Vice President, General Counsel and Secretary

Date: November 10, 2004

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